UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2023

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of March 12, 2023 (the “Merger Agreement”), by and among Qualtrics International Inc., a Delaware corporation (“Qualtrics” or the “Company”), Quartz Holdco, LLC, a Delaware limited liability company (“Parent”) and Quartz MergerCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of funds advised by Silver Lake Group, L.L.C.

On June 28, 2023 (the “Closing Date”), pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Item 1.02    Termination of Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Termination of Stockholders’ Agreement

Concurrently with the closing of the Merger, the Stockholders’ Agreement, dated as of February 1, 2021, by and among the Company, SAP America, Inc., a Delaware corporation, SLP Quartz Aggregator, L.P., a Delaware limited partnership and Q II, LLC, a Utah limited liability company, as amended or supplemented from time to time (the “Stockholders’ Agreement”), was terminated, and all rights and obligations of the parties under the Stockholders’ Agreement were terminated.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and Class B common stock, par value $0.0001 per share, of the Company (together, the “Common Stock”) outstanding immediately prior to the effective time of the Merger (subject to certain exceptions, including shares of Common Stock owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware), was cancelled and converted), into the right to receive $18.15 in cash (the “Per Share Merger Consideration”), without interest and subject to applicable withholding taxes.

In addition, pursuant to the Merger Agreement, at the Effective Time:

•Each option to purchase shares of Class A Common Stock (each, an “Option”), other than any Option granted under the Qualtrics International Inc. 2021 Employee Stock Purchase Plan, that was unexpired, unexercised and outstanding as of immediately prior to the Effective Time, whether vested or unvested was, automatically and without any required action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the number of shares of Class A Common Stock subject to such Option as of immediately prior to the Effective Time multiplied by (y) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such Option, less applicable taxes and authorized deductions. Each Option with an exercise price per share equal to or greater than the Per Share Merger Consideration was cancelled at the Effective Time for no consideration.

•Each restricted stock unit subject only to service-based vesting (each, a “Restricted Stock Unit”) that was vested, outstanding and unsettled as of immediately prior to the Effective Time in accordance with its terms after giving effect to any vesting that occurred as a result of the Merger (each, a “Vesting Restricted Stock Unit”) was, automatically and without any required action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the Per Share Merger Consideration and (y) the aggregate number of shares of Class A Common Stock subject to such Vested Restricted Stock Unit, less applicable taxes and authorized deductions. All Restricted Stock Units held by non-employee members of the board of directors of the Company accelerated and vested effective as of immediately prior to the Effective Time and were treated as Vested Restricted Stock Units.

•Each Restricted Stock Unit that was not a Vested Restricted Stock Unit as of immediately prior to the Effective Time (each, an “Unvested Restricted Stock Unit”) was, automatically and without any required action on the part of the holder thereof, converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the Per Share Merger Consideration and (y) the aggregate number of shares of Class A Common Stock subject to each Unvested Restricted Stock Unit, which resulting amount will, subject to certain exceptions, including the holder’s continued service with the Company, vest and become payable at the same time as the unvested restricted stock unit from which such resulting amount was converted would have vested and been payable pursuant to its terms and will generally remain subject to the same terms and conditions as were applicable to such awards immediately prior to the Effective Time.

•Each restricted stock unit subject, in whole or in part, to performance-based vesting restrictions (each, a “Performance Stock Unit”) that was vested and outstanding as of immediately prior to the Effective Time in accordance with its terms after giving effect to any vesting that occurred as a result of the Merger (each, a “Vested Performance Stock Unit”) was, automatically cancelled and converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the Per Share Merger Consideration and (y) the aggregate number of shares of Common Stock subject to such Vested Performance Stock Unit, less applicable taxes and authorized deductions.

•Each Performance Stock Unit that was not a Vested Performance Stock Unit as of immediately prior to the Effective Time (each, an “Unvested Performance Stock Unit”) was, automatically and without any required action on the part of the holder thereof, converted into the contingent right to receive an amount in cash, without interest, equal to the product of (x) the Per Share Merger Consideration and (y) the aggregate number of shares of Class A Common Stock subject to each Unvested Performance Stock Unit based on the attainment of the applicable performance metrics at the target level of performance, which resulting amount will, subject to certain exceptions, including the holder’s continued service with the Company, vest and become payable at the same time as the underlying Unvested Performance Stock Units from which such resulting amount was converted would have vested and been payable pursuant to its terms and will generally remain subject to the same terms and conditions as were applicable to such awards immediately prior to the Effective Time, except that no performance-based vesting metrics or criteria will apply from and after the Effective Time.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 13, 2023, which is incorporated herein by reference.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued List Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the shares of Class A Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company’s Class A Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time, except as set forth in the Merger Agreement (summarized in Item 2.01 of this Current Report on Form 8-K), was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01    Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;         Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Omar Johnson, Luka Mucic, Kelly Steckelberg, Ritu Bhargava, Sindhu Gangadharan, Christian Klein, Robin Manherz and Scott Russell each ceased to be directors of the Company. At the

Effective Time, each of Mark Gillett, Karen King, Gregg Lemkau, David Lubek, Kyle Paster and Vincent Yu became a director of the Company.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the completion of the Merger and pursuant to the Merger Agreement, upon the Effective Time, Qualtrics’ certificate of incorporation and bylaws were amended and restated in their entirety. A copy of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is filed as Exhibit 3.1 and 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

On June 28, 2023, the Company and Silver Lake issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of March 12, 2023, by and among Qualtrics International Inc., Quartz Holdco, LLC, and Quartz MergerCo, Inc. (incorporated by reference to Exhibit 2.1 to Qualtrics International Inc.’s Current Report on Form 8-K, filed March 13, 2023).

3.1	Amended and Restated Certificate of Incorporation of Qualtrics International Inc.
3.2	Amended and Restated Bylaws of Qualtrics International Inc.
99.1	Joint press release of the Company and Silver Lake, dated June 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2023		QUALTRICS INTERNATIONAL INC.

	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel